Streamline Health®

# Investor Presentation

Nasdaq: STRM


Accuracy
Workflow
Service Provider
Your Service Provider
Client
Your Client
Underpayment
Overpayment
$ 1,484,268
Net
$ 370,982

# Disclosure Statement

## SAFE HARBOR STATEMENT: FORWARD-LOOKING DISCLOSURE

This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, based on current management expectations. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that can cause Streamline Health’s actual results to differ. We caution you therefore to not place undue reliance on such statements.

Actual results might differ materially from these statements due to a number of risks and uncertainties. Risks that may contribute to the uncertain nature of these statements are described in Streamline Health’s periodic filings made with Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Streamline Health undertakes no obligation to update any forward-looking statements or relevant risks, except as may be required by law.

## TRADEMARKS

Product or company names referenced herein may be trademarks or registered trademarks of their respective owners

# Streamline Health Investment Highlights

Transforming hospital mid-revenue cycle management



### Paradigm-shifting eValuator™ Revenue Integrity Program

Leading an industry movement to automated pre-bill coding analysis



### Recent Acquisition of Avelead & the RevID Solution

Driving pre-billing charge verification to prevent revenue leakage


SaaS Revenue
$1.3M
$0.8M
2Q20
2Q21

### Rapidly expanding SaaS revenue: 59% Growth of SaaS Revenue in 2Q21 vs 2Q20

Driven by significant eValuator Growth



### Positioned for Growth in 2021 and Beyond

Despite COVID-19 impact, recent strategic evolution positions STRM for long-term top-line growth

Streamline Health®

# The Hospital Revenue Cycle is Wildly Inefficient

Hospital billing efficiency is throttled by its coders' ability to navigate the complexities of ICD-10 – a classification system with >130,000 unique codes, based on limited, inconsistent information from clinical staff.

Poor documentation verification and erroneous coding contributes to substantial revenue leakage while overbilling can result in denials, claw-backs and fines that further hinder financial performance.

Streamline Health®

## Coding Complexity

**>130,000 unique billing codes**

## Regulatory Complexity

Coding errors can result in **missed revenue** or create **regulatory risks**

## Tremendous Urgency

Hospitals need an army of coders to keep up with demand. Each day a case isn't billed **negatively impacts cash flow**

## Minimal Auditing

Most providers audit only a handful of cases – and primarily **after** they've been billed

**PROVIDERS ARE FORCED TO SACRIFICE CODING QUALITY FOR EXPEDIENCY**

# We Streamline Revenue Cycle Management

Our SaaS-based tools and tech-enabled services relieve the financial pressure on hospitals by transforming clinical data into compliant revenue.

Our innovative software solutions, like RevID™ and eValuator™ improve documentation and coding accuracy, resulting in optimized cash flow and improved financial performance.



Patient Record
Output from any Hospital EHR System (Cerner, Epic, Allscripts)
Organize
Abstracting & Physician Query
Optimize
Clinical Documentation Improvement (CDI) & RevID™
DRG: 189
APC: 5182
CPT: 26700
HCC: 018
Evaluate
eValuator™ cloud-based pre-bill coding analysis
Compliant Revenue

Streamline Health®

# Unique Offerings in a Growing Industry



Any Provider EHR
Insurance Verification
Co-Pay Collection
Documentation Verification
Abstracting
Charge Capture
Coding Prep
CDI
Avelead RevID
Coding
Claims Review
eValuator
Claims Submission
Payment Processing
Denial Appeals
A/R Follow Up
Patient Statements
THE REVENUE CYCLE

# $900M+

Total Addressable Market for **Streamline's marketed SaaS software solutions** in the US across **579 accounts**

Source: Definitive Healthcare, Research & Markets, Existing company pricing

Streamline Health®

# Improving Healthcare Provider Financial Performance

Leading an Industry Movement to Pre-Bill Coding Optimization with eValuator™

## Financial Performance is Dictated by Coding Accuracy

### Current Approach

**2-4%**

Pre- or post-bill audits of **2-4% of cases**

- Small number of randomly selected cases
- Limited window to resubmit for missed revenue or correct overbilling
- No opportunity to optimize 95% of cases

### New Best Practice

**100%**

Automated pre-bill analysis of **Every Record**

- Identifies coding issues that indicate revenue leakage and compliance exposure
- Routes to auditor, with recommended corrections
- All prior to billing with virtually no impact on DNFB

Streamline Health®

# How Automated Pre-Bill Coding Analysis Impacts Revenue

| | | Documentation Confirms | Initial Coding Reflects | Submitted Coding | Reimbursement |
|---|---|---|---|---|---|
| **Patient A** (No Safety Net) |  | • COVID-19<br>• Shortness of breath<br>• Congestive heart failure<br>• Diabetes with high blood sugar | • COVID-19<br>• Congestive heart failure<br>• Diabetes with hyperglycemia | DRG-179 | $7,504 |
| **Patient B** (eValuator™ Optimized) |  | • COVID-19<br>• Shortness of breath is due to acute exacerbation of chronic congestive heart failure<br>• Diabetes with high blood sugar | • COVID-19<br>• Acute on chronic congestive heart failure (MCC)<br>• Diabetes with hyperglycemia | DRG-177 | $14,355 |

# Joining the Movement to Pre-Bill Financial Improvement

Providers of All Sizes See Strong ROI in terms of Net-New Compliant Revenue Capture

| | ROI in Net-New Revenue |
|---|---|
| **M Health Fairview** (Minneapolis, MN)<br>▹2,276 Beds; IP and OP (Epic) | 11.6x |
| **Memorial Hermann** (Houston, TX)<br>▹4,000 Beds; IP and OP (Cerner) | 20.2x |
| **University of Louisville** (Louisville, KY)<br>▹1,209 Beds; IP and OP (Cerner/Allscripts) | 5.4x |
| **Cooper University** (Camden, NJ)<br>▹574 Beds; IP (Epic) | 7.6x |
| **Vidant Health** (Greenville, NC)<br>▹1,297 Beds; IP and OP (Epic) | 6.6x |

# Avelead Overview

Technology solutions that automate and improve the revenue cycle

avelead
A Streamline Health Company

- **EHR-agnostic** suite of revenue cycle solutions that help healthcare providers capture **100%** of the revenue they've earned.
- Flagship **RevID** solution compares posted charges to clinical information and is an ideal complement to eValuator
- SaaS ARR run rate of **$5.7M**, TTM revenue of **$10.2M** as of 6/30/21
- Anticipate FY21 SaaS revenues **doubling** compared to FY20
- Strong relationship with Cerner

Streamline Health®

# Improving Revenue Reconciliation with RevID

RevID

## Cloud-based Identification of Charge Capture Discrepancies


Alert!

Eliminates revenue leakage before claims are processed.



Utilizes proprietary algorithms to compare posted charges/billing against clinical information.



Streamlines workflow by automating the revenue cycle.

Streamline Health®

# How Automated Charge Reconciliation Impacts Revenue

| | Initial Charge Capture | Submitted for Billing | Impact |
|---|---|---|---|
|  Hospital A<br>No Charge Reconciliation Process | Primarily manual review limited by staff member's knowledge, attention to detail and other factors | Incomplete claims don't request reimbursement for missed services | Revenue leakage drains millions in legitimate income |
|  Hospital B<br>with RevID | Automation using algorithms compares all posted charges against documentation & billing data | Corrected claims accurately reflect all provided services and subsequent charges are billed | Accurate bills ensure optimized financial performance |

Streamline Health®

# Financial Results

## 2Q21 Income Statement – Exclusive of Avelead

| | Three Months Ended July 31, 2021 | Three Months Ended July 31, 2020 |
|---|---|---|
| Revenue | **$2.9M** | $2.9M |
| Operating Expenses (including transaction costs) | **$5.3M** | $4.1M |
| Loss From Continuing Operations (including transaction costs and forgiveness of PPP Loan) | **($0.1M)** | ($1.2M) |
| Net Income/(Loss) | **($0.1M)** | ($1.1M) |
| Adj. EBITDA* | **($0.8M)** | ($0.4M) |

***Streamline Health defines "adjusted EBITDA" as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. Please see our press release for a reconciliation of non-GAAP Adjusted EBITDA to GAAP Net Income.**

# Clean Capital Structure

| | |
|---|---|
| **Cash & cash equivalents** (as of 7/31/21) | **$15.8M** ($3M of cash used for 8/16 acquisition: $13M purchase price and transaction cost net of $10M term loan) |
| **Debt** (as of 7/31/21) | **$0M** ($10M 5-year term loan with favorable repayment terms entered into in conjunction with 8/16 acquisition) |
| **Common Stock** (as of 7/31/21) | **47.1M shares outstanding** (5M of shares issued in conjunction with 8/16 acquisition) |

Streamline Health®

# Investor Presentation

Nasdaq: STRM


Accuracy
Workflow
Service Provider
Your Service Provider
Client
Your Client
Underpayment
1,855,250
Overpayment
$ 1,484,268
Net
$ 370,982